SUPPLEMENT TO THE

FIDELITY® BALANCED FUND
FIDELITY LOW-PRICED STOCK FUND
FIDELITY® PURITAN® FUND
and FIDELITY VALUE DISCOVERY FUND

Funds of Fidelity Puritan Trust

FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH & INCOME PORTFOLIO
FIDELITY LEVERAGED COMPANY STOCK FUND
FIDELITY OTC PORTFOLIO
and FIDELITY REAL ESTATE INCOME FUND

Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2003

Ms. Davis served as a Member of the Board of Trustees of Fidelity Puritan Trust and Fidelity Securities Fund through December 31, 2003. The following information has been removed from the "Trustees and Officers" section on page 34.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board of Fidelity Puritan Trust and Fidelity Securities Fund. Effective March 24, 2004, Dr. Heilmeier has been elected a Member of the Board of Trustees of Fidelity Puritan Trust. Effective June 16, 2004, Dr. Heilmeier has been elected a Member of the Broad of Trustees of Fidelity Securities Fund. The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 33.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

<r>Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).</r>

PSTSB-04-02 June 24, 2004
1.798487.101

Effective January 1, 2004, Ms. Small has been appointed a Member of the Advisory Board of Fidelity Puritan Trust and Fidelity Securities Fund. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 35.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Puritan Trust and Fidelity Securities Fund. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Ms. Dwyer served as President and Treasurer through February 27, 2004. The following information has been removed from the "Trustees and Officers" section on page 37.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002 or 2003

<r>President and Treasurer of Balanced (2002), Dividend Growth (2002), Growth & Income (2002), Leveraged Company Stock (2002), Low-Priced Stock (2002), OTC (2002), Puritan Fund (2002), Real Estate Income (2003), and Fidelity Value Discovery Fund (2002). Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.</r>

Effective March 5, 2004, Ms. Reynolds has been elected President, Treasurer, and Anti-Money Laundering (AML) officer. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 35.

Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Balanced, Dividend Growth, Growth & Income, Leveraged Company Stock, Low-Priced Stock, OTC, Puritan, Real Estate Income, and Value Discovery. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Effective March 18, 2004, Ms. Monasterio has been elected Deputy Treasurer. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 35.

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

<r>Deputy Treasurer of Balanced, Dividend Growth, Growth & Income, Leveraged Company Stock, Low-Priced Stock, OTC, Puritan, Real Estate Income, and Value Discovery. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).</r>

Effective April 15, 2004, Mr. Lydecker has been elected Assistant Treasurer. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 35.

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Balanced, Dividend Growth, Growth & Income, Leveraged Company Stock, Low-Priced Stock, OTC, Puritan, Real Estate Income, and Value Discovery. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

The following information replaces the third paragraph found under the "Voting Rights" heading in the "Description of the Trusts" section on page 74.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.